UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2019

PUMA BIOTECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35703	77-0683487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Boulevard, Suite 2150

Los Angeles, California 90024

(Address of principal executive offices) (Zip Code)

(424) 248-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PBYI	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into an Amendment to a Material Definitive Agreement.

On November 25, 2019, Puma Biotechnology, Inc. (the “Company”) entered into an amendment (“Amendment”) to the exclusive license agreement (the “Agreement”) with Pierre Fabre Medicament SAS (“Pierre Fabre”) dated March 29, 2019.

Pursuant to the Agreement, the Company granted to Pierre Fabre, under certain of the Company’s intellectual property rights relating to neratinib, an exclusive, sublicensable (under certain circumstances) license to develop, manufacture and commercialize any pharmaceutical product containing neratinib (the “Licensed Product”) for therapeutic and prophylactic indications for human or veterinary use (the “Field”) for Europe, excluding Russia and Ukraine, and North Africa and francophone countries of West Africa (the “Territory”), subject to the terms of the Agreement. Pursuant to the Amendment, the Company and Pierre Fabre agreed to expand Pierre Fabre’s rights to commercialize the Licensed Product in the Field to the Middle East, South Africa, Sudan and Turkey (“Expanded Territory”).

Pursuant to the Amendment, the Company will receive an upfront payment of $4 million, as well as additional regulatory and sales-based milestone payments up to $3 million in connection with the Expanded Territory. Net sales of the Licensed Product in the Expanded Territory will be aggregated for the purposes of calculating payments related to sales milestones and royalties in accordance with the terms of the Agreement.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUMA BIOTECHNOLOGY, INC.

Date: December 2, 2019	By:	/s/ Alan H. Auerbach
Alan H. Auerbach
Chief Executive Officer and President